UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21611

Name of Fund: S&P 500(R) GEARED(SM) Fund Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer,
      S&P 500(R) GEARED(SM) Fund Inc., 4 World Financial Center, 5th Floor, New York, New York 10080. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (212) 449-8118

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 12/31/06

Item 1 - Report to Stockholders

S&P 500(R) GEARED(SM) Fund Inc.

Annual Report
December 31, 2006

[LOGO] IQ INVESTMENT                                                   BLACKROCK
          ADVISORS

S&P 500(R) GEARED(SM) Fund Inc.

Portfolio Information as of December 31, 2006

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ....................................................   3.3%
General Electric Co. .................................................   2.8
Citigroup, Inc. ......................................................   2.0
Microsoft Corp. ......................................................   1.9
Bank of America Corp. ................................................   1.8
The Procter & Gamble Co. .............................................   1.5
Johnson & Johnson ....................................................   1.4
Pfizer, Inc. .........................................................   1.4
American International Group, Inc. ...................................   1.4
Altria Group, Inc. ...................................................   1.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ..........................................   7.7%
Pharmaceuticals ......................................................   6.0
Diversified Financial Services .......................................   5.4
Insurance ............................................................   4.6
Commercial Banks .....................................................   4.0
--------------------------------------------------------------------------------

                                                                      Percent of
S&P 500 Index Sector Weightings                                Total Investments
--------------------------------------------------------------------------------
Financials ...........................................................  19.4%
Information Technology ...............................................  13.2
Health Care ..........................................................  10.4
Industrials ..........................................................   9.5
Consumer Discretionary ...............................................   9.2
Energy ...............................................................   8.5
Consumer Staples .....................................................   8.0
Utilities ............................................................   3.1
Telecommunication Services ...........................................   3.1
Materials & Processing ...............................................   2.6
Other* ...............................................................  13.0
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments and options.

      For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

Proxy Results

During the six-month period ended December 31, 2006, S&P 500(R) GEARED(SM) Fund Inc. s shareholders voted on the following proposal. On August 15, 2006, a special shareholders' meeting was adjourned with respect to the proposal until August 31, 2006, at which time it was approved. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                               Shares Voted          Shares Voted            Shares Voted
                                                                   For                  Against                 Abstain
-------------------------------------------------------------------------------------------------------------------------
To approve a new investment subadvisory agreement
with BlackRock Investment Management, LLC.                      2,598,331               75,485                  58,983
-------------------------------------------------------------------------------------------------------------------------

S&P 500 and Standard & Poor's 500 are registered trademarks of the McGraw-Hill Companies.

GEARED and Geared-Equity Accelerated Return are service marks of Merrill Lynch & Co.


2       S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006

A Discussion With Your Fund's Portfolio Managers

      We are pleased to provide you with this shareholder report for S&P 500(R) GEARED(SM) Fund Inc. While the Fund is advised by IQ Investment Advisors LLC, the following discussion is provided by BlackRock Investment Management, LLC, the Fund's subadviser.

The investment objective of S&P 500(R) GEARED(SM) Fund Inc. (the "Fund") is to provide total returns, exclusive of fees and expenses of the Fund, linked to the performance of the Standard and Poor's 500(R) Index (the "Index"). The performance of the Fund will be measured in annual (approximately one year) periods. The Fund's prior annual period began on November 2, 2005, and concluded on November 3, 2006. The Fund's current annual period began on November 3, 2006, and will conclude on November 5, 2007. Where the Index has negative returns for an annual period, the Fund seeks to provide returns that track the performance of the Index on a one-for-one basis over the annual period (exclusive of fees and expenses of the Fund). Where the Index has positive returns for an annual period, the Fund seeks to outperform the Index through a "geared" return equal to approximately three times the annual price returns of the Index up to a limit. For example, the Index limit for the current annual period is 3.89%, and therefore the Fund's annual return cap for the current annual period is equal to three times this amount, or 11.67%. Therefore, if the Index has returns in excess of 11.67% for the current annual period, the Fund is expected to underperform the Index. In addition, the Fund's return during an annual period may be increased by any dividend income realized by the Fund, and will be decreased by any fees and expenses incurred by the Fund.

How did the Fund perform during the fiscal year?

For the 12-month period ended December 31, 2006, the Common Stock of the Fund had a total investment return of +13.88%, based on a change in per share net asset value from $19.66 to $19.63, and assuming reinvestment of distributions paid during the period. During the fiscal year, the Fund paid a distribution of $2.64 per share in November. During the period, the Fund's unmanaged reference Index returned +15.79% (including reinvestment of any dividends), exceeding the Fund's annual return cap.

For more detail with regard to the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Describe the market environment during the fiscal year.

2006 marked another strong year for U.S. equity markets as the Federal Reserve Board (the "Fed") ceased raising interest rates. The U.S. housing market began to show significant signs of weakness, causing the economy to begin a widely anticipated slowdown. Corporate profit growth rose by a double-digit percentage for an unprecedented fourth year in a row. Commodity price volatility increased significantly with an early-year run-up, followed by a mid-year pullback. Most of the year featured an inverted yield curve as the Fed moved its funds rate up to 5.25%, while the yield on the 10-year Treasury note spent much of the year between 4.5% and 5%. Overall the year was a good one for equities despite a significant correction during May and the first half of June, largely fueled by inflation concerns. This correction resulted in a shift in leadership from smaller-cap, lower-quality, more cyclical stocks to larger-cap, higher-quality, more predictable stocks. Following the correction, inflation concerns subsided, notwithstanding the run-up in industrial commodity prices. Oil set a new all time high during the summer, but corrected noticeably during the fall, giving further support to the equity market rally during the second half of 2006. The year also featured unprecedented share buy-backs and mergers and acquisitions as well as a shift from Republican to Democratic leadership in the U.S. Congress. The year ended with the U.S. economy showing signs of slowing, record-high U.S. corporate profitability, fairly low inflation and interest rates, and relatively strong consumer confidence levels.

How did you manage the portfolio during the period?

On November 3, 2006, the Fund's options expired and were reset to November 5, 2007 expiration, resetting the Fund's annual return cap to 11.67%. On November 3, 2006, we negotiated over-the-counter option transactions, selling three out-of-the-money call options and purchasing two at-the-money call options. We utilized this options strategy to provide the three-to-one upside potential to the annual return cap.


        S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006       3

A Discussion With Your Fund's Portfolio Managers (concluded)

How would you characterize the Fund's position at the close of the period?

The Fund is positioned to provide accelerated growth relative to appreciation in the S&P 500 Index, up to the annual return cap. The S&P 500 Index provides diversified exposure to the securities of the largest U.S. publicly traded companies. Given the Fund's investment process and current positions, we believe the Fund is well positioned to meet its objective.

Debra L. Jelilian
Portfolio Manager

Jonathan Clark
Portfolio Manager

Jeffrey L. Russo, CFA
Portfolio Manager

January 18, 2007


4       S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006

Schedule of Investments as of December 31, 2006

                                                                        Shares
Industry           Common Stocks                                          Held              Value
====================================================================================================
Aerospace & Defense--2.3%
                   Boeing Co.                                            4,500          $    399,780
                   General Dynamics Corp.                                2,200               163,570
                   Goodrich Corp.                                          800                36,440
                   Honeywell International, Inc.                         4,600               208,104
                   L-3 Communications Holdings, Inc.                       678                55,447
                   Lockheed Martin Corp.                                 2,000               184,140
                   Northrop Grumman Corp.                                1,900               128,630
                   Raytheon Co.                                          2,700               142,560
                   Rockwell Collins, Inc.                                1,100                69,619
                   United Technologies Corp.                             5,800               362,616
                                                                                        ------------
                                                                                           1,750,906
----------------------------------------------------------------------------------------------------
Air Freight & Logistics--0.8%
                   FedEx Corp.                                           1,700               184,654
                   United Parcel Service, Inc. Class B                   6,200               464,876
                                                                                        ------------
                                                                                             649,530
----------------------------------------------------------------------------------------------------
Airlines--0.1%
                   Southwest Airlines Co.                                4,600                70,472
----------------------------------------------------------------------------------------------------
Auto Components--0.1%
                   The Goodyear Tire & Rubber Co. (a)                      700                14,693
                   Johnson Controls, Inc.                                1,200               103,104
                                                                                        ------------
                                                                                             117,797
----------------------------------------------------------------------------------------------------
Automobiles--0.3%
                   Ford Motor Co.                                       10,300                77,353
                   General Motors Corp.                                  3,100                95,232
                   Harley-Davidson, Inc.                                 1,400                98,658
                                                                                        ------------
                                                                                             271,243
----------------------------------------------------------------------------------------------------
Beverages--1.9%
                   Anheuser-Busch Cos., Inc.                             4,300               211,560
                   Brown-Forman Corp. Class B                              500                33,120
                   The Coca-Cola Co.                                    11,600               559,700
                   Coca-Cola Enterprises, Inc.                           1,800                36,756
                   Constellation Brands, Inc. Class A (a)                1,300                37,726
                   Molson Coors Brewing Co. Class B                        200                15,288
                   Pepsi Bottling Group, Inc.                              900                27,819
                   PepsiCo, Inc.                                         9,400               587,970
                                                                                        ------------
                                                                                           1,509,939
----------------------------------------------------------------------------------------------------
Biotechnology--1.2%
                   Amgen, Inc. (a)                                       6,700               457,677
                   Biogen Idec, Inc. (a)                                 1,900                93,461
                   Celgene Corp. (a)                                     2,100               120,813
                   Genzyme Corp. (a)                                     1,400                86,212
                   Gilead Sciences, Inc. (a)                             2,600               168,818
                   Medimmune, Inc. (a)                                   1,300                42,081
                                                                                        ------------
                                                                                             969,062
----------------------------------------------------------------------------------------------------
Building Products--0.1%
                   American Standard Cos., Inc.                          1,100                50,435
                   Masco Corp.                                           2,400                71,688
                                                                                        ------------
                                                                                             122,123
----------------------------------------------------------------------------------------------------
Capital Markets--3.6%
                   Ameriprise Financial, Inc.                            1,520                82,840
                   The Bank of New York Co., Inc.                        4,200               165,354
                   The Bear Stearns Cos., Inc.                             700               113,946
                   The Charles Schwab Corp.                              6,100               117,974
                   E*Trade Financial Corp. (a)                           2,300                51,566
                   Federated Investors, Inc. Class B                       600                20,268
                   Franklin Resources, Inc.                                900                99,153
                   Goldman Sachs Group, Inc.                             2,500               498,375
                   Janus Capital Group, Inc.                             1,300                28,067
                   Legg Mason, Inc.                                        700                66,535
                   Lehman Brothers Holdings, Inc.                        3,100               242,172
                   Mellon Financial Corp.                                2,200                92,730
                   Merrill Lynch & Co., Inc. (b)                         5,100               474,810
                   Morgan Stanley                                        6,200               504,866
                   Northern Trust Corp.                                  1,000                60,690
                   State Street Corp.                                    1,800               121,392
                   T. Rowe Price Group, Inc.                             1,600                70,032
                                                                                        ------------
                                                                                           2,810,770
----------------------------------------------------------------------------------------------------
Chemicals--1.4%
                   Air Products & Chemicals, Inc.                        1,300                91,364
                   Ashland, Inc.                                           300                20,754
                   The Dow Chemical Co.                                  5,400               215,676
                   E.I. du Pont de Nemours & Co.                         5,200               253,292
                   Eastman Chemical Co.                                    400                23,724
                   Ecolab, Inc.                                          1,100                49,720
                   Hercules, Inc. (a)                                      800                15,448
                   International Flavors & Fragrances, Inc.                600                29,496
                   Monsanto Co.                                          3,000               157,590
                   PPG Industries, Inc.                                  1,000                64,210
                   Praxair, Inc.                                         1,900               112,727
                   Rohm & Haas Co.                                         900                46,008
                   Sigma-Aldrich Corp.                                     400                31,088
                                                                                        ------------
                                                                                           1,111,097
----------------------------------------------------------------------------------------------------
Commercial Banks--4.0%
                   BB&T Corp.                                            3,200               140,576
                   Comerica, Inc.                                          800                46,944
                   Commerce Bancorp, Inc.                                1,200                42,324
                   Compass Bancshares, Inc.                                851                50,762
                   Fifth Third Bancorp                                   3,100               126,883
                   First Horizon National Corp.                            800                33,424
                   Huntington Bancshares, Inc.                           1,600                38,000
                   KeyCorp                                               2,200                83,666
                   M&T Bank Corp.                                          500                61,080
                   Marshall & Ilsley Corp.                               1,600                76,976
                   National City Corp.                                   3,300               120,648
                   PNC Financial Services Group, Inc.                    1,700               125,868
                   Regions Financial Corp.                               4,175               156,145
                   SunTrust Banks, Inc.                                  2,000               168,900
                   Synovus Financial Corp.                               2,000                61,660
                   U.S. Bancorp                                         10,100               365,519
                   Wachovia Corp.                                       10,912               621,438
                   Wells Fargo & Co.                                    19,300               686,308
                   Zions Bancorp.                                          700                57,708
                                                                                        ------------
                                                                                           3,064,829
----------------------------------------------------------------------------------------------------
Commercial Services & Supplies--0.6%
                   Allied Waste Industries, Inc. (a)                     1,600                19,664
                   Avery Dennison Corp.                                    600                40,758
                   Cintas Corp.                                            900                35,739
                   Equifax, Inc.                                           800                32,480
                   Monster Worldwide, Inc. (a)                             700                32,648
                   Pitney Bowes, Inc.                                    1,400                64,666
                   RR Donnelley & Sons Co.                               1,400                49,756
                   Robert Half International, Inc.                       1,100                40,832
                   Waste Management, Inc.                                3,200               117,664
                                                                                        ------------
                                                                                             434,207
----------------------------------------------------------------------------------------------------


        S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006       5

                                                                        Shares
Industry           Common Stocks                                          Held              Value
====================================================================================================
Communications Equipment--2.5%
                   ADC Telecommunications, Inc. (a)                        428          $      6,219
                   Avaya, Inc. (a)                                       2,700                37,746
                   Ciena Corp. (a)                                         328                 9,089
                   Cisco Systems, Inc. (a)                              35,000               956,550
                   Comverse Technology, Inc. (a)                         1,000                21,110
                   Corning, Inc. (a)                                     9,000               168,390
                   JDS Uniphase Corp. (a)                                  950                15,827
                   Juniper Networks, Inc. (a)                            3,100                58,714
                   Motorola, Inc.                                       14,100               289,896
                   QUALCOMM, Inc.                                        9,400               355,226
                   Tellabs, Inc. (a)                                     2,200                22,572
                                                                                        ------------
                                                                                           1,941,339
----------------------------------------------------------------------------------------------------
Computers & Peripherals--3.5%
                   Apple Computer, Inc. (a)                              4,900               415,716
                   Dell, Inc. (a)                                       12,800               321,152
                   EMC Corp. (a)                                        13,200               174,240
                   Hewlett-Packard Co.                                  15,700               646,683
                   International Business Machines Corp.                 8,700               845,205
                   Lexmark International, Inc. Class A (a)                 500                36,600
                   NCR Corp. (a)                                         1,100                47,036
                   Network Appliance, Inc. (a)                           2,200                86,416
                   QLogic Corp. (a)                                        800                17,536
                   SanDisk Corp. (a)                                     1,100                47,333
                   Sun Microsystems, Inc. (a)                           19,400               105,148
                                                                                        ------------
                                                                                           2,743,065
----------------------------------------------------------------------------------------------------
Construction & Engineering--0.0%
                   Fluor Corp.                                             500                40,825
----------------------------------------------------------------------------------------------------
Construction Materials--0.1%
                   Vulcan Materials Co.                                    600                53,922
----------------------------------------------------------------------------------------------------
Consumer Finance--0.9%
                   American Express Co.                                  6,900               418,623
                   Capital One Financial Corp.                           2,500               192,050
                   SLM Corp.                                             2,200               107,294
                                                                                        ------------
                                                                                             717,967
----------------------------------------------------------------------------------------------------
Containers & Packaging--0.2%
                   Ball Corp.                                              700                30,520
                   Bemis Co.                                               700                23,786
                   Pactiv Corp. (a)                                        700                24,983
                   Sealed Air Corp.                                        500                32,460
                   Temple-Inland, Inc.                                     700                32,221
                                                                                        ------------
                                                                                             143,970
----------------------------------------------------------------------------------------------------
Distributors--0.1%
                   Genuine Parts Co.                                     1,100                52,173
----------------------------------------------------------------------------------------------------
Diversified Consumer Services--0.1%
                   Apollo Group, Inc. Class A (a)                          700                27,279
                   H&R Block, Inc.                                       2,000                46,080
                                                                                        ------------
                                                                                              73,359
----------------------------------------------------------------------------------------------------
Diversified Financial Services--5.4%
                   Bank of America Corp.                                25,859             1,380,612
                   CIT Group, Inc.                                       1,200                66,924
                   Chicago Mercantile Exchange Holdings, Inc.              200               101,950
                   Citigroup, Inc.                                      28,300             1,576,310
                   JPMorgan Chase & Co.                                 19,800               956,340
                   Moody's Corp.                                         1,400                96,684
                                                                                        ------------
                                                                                           4,178,820
----------------------------------------------------------------------------------------------------
Diversified Telecommunication Services--2.8%
                   AT&T Inc. (c)                                        22,289               796,832
                   BellSouth Corp.                                      10,500               494,655
                   CenturyTel, Inc.                                        800                34,928
                   Citizens Communications Co.                           2,000                28,740
                   Embarq Corp.                                            782                41,102
                   Qwest Communications
                     International Inc. (a)                              8,700                72,819
                   Verizon Communications, Inc.                         16,700               621,908
                   Windstream Corp.                                      2,808                39,930
                                                                                        ------------
                                                                                           2,130,914
----------------------------------------------------------------------------------------------------
Electric Utilities--1.5%
                   Allegheny Energy, Inc. (a)                            1,000                45,910
                   American Electric Power Co., Inc.                     2,100                89,418
                   Edison International                                  2,000                90,960
                   Entergy Corp.                                         1,100               101,552
                   Exelon Corp.                                          3,700               228,993
                   FPL Group, Inc.                                       2,200               119,724
                   FirstEnergy Corp.                                     2,000               120,600
                   PPL Corp.                                             2,300                82,432
                   Pinnacle West Capital Corp.                             700                35,483
                   Progress Energy, Inc.                                 1,300                63,804
                   The Southern Co.                                      4,100               151,126
                                                                                        ------------
                                                                                           1,130,002
----------------------------------------------------------------------------------------------------
Electrical Equipment--0.5%
                   American Power Conversion Corp.                       1,100                33,649
                   Cooper Industries Ltd. Class A                          600                54,258
                   Emerson Electric Co.                                  4,800               211,536
                   Rockwell Automation, Inc.                               900                54,972
                                                                                        ------------
                                                                                             354,415
----------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments--0.3%
                   Agilent Technologies, Inc. (a)                        2,419                84,302
                   Jabil Circuit, Inc.                                   1,100                27,005
                   Molex, Inc.                                             900                28,467
                   Sanmina-SCI Corp. (a)                                 3,600                12,420
                   Solectron Corp. (a)                                   5,900                18,998
                   Symbol Technologies, Inc.                             1,500                22,410
                   Tektronix, Inc.                                         600                17,502
                                                                                        ------------
                                                                                             211,104
----------------------------------------------------------------------------------------------------
Energy Equipment & Services--1.6%
                   BJ Services Co.                                       1,600                46,912
                   Baker Hughes, Inc.                                    1,800               134,388
                   Halliburton Co.                                       6,000               186,300
                   Nabors Industries Ltd. (a)                            1,700                50,626
                   National Oilwell Varco, Inc. (a)                        907                55,490
                   Noble Corp.                                             700                53,305
                   Rowan Cos., Inc.                                        500                16,600
                   Schlumberger Ltd.                                     6,800               429,488
                   Smith International, Inc.                             1,000                41,070
                   Transocean, Inc. (a)                                  1,700               137,513
                   Weatherford International Ltd. (a)                    2,100                87,759
                                                                                        ------------
                                                                                           1,239,451
----------------------------------------------------------------------------------------------------
Food & Staples Retailing--2.0%
                   CVS Corp.                                             4,600               142,186
                   Costco Wholesale Corp.                                2,600               137,462
                   The Kroger Co.                                        4,300                99,201
                   SUPERVALU Inc.                                        1,046                37,395
                   SYSCO Corp.                                           3,400               124,984
                   Safeway, Inc.                                         2,400                82,944


6       S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006

                                                                        Shares
Industry           Common Stocks                                          Held              Value
====================================================================================================
Food & Staples Retailing (concluded)
                   Wal-Mart Stores, Inc.                                14,100          $    651,138
                   Walgreen Co.                                          5,700               261,573
                   Whole Foods Market, Inc.                                800                37,544
                                                                                        ------------
                                                                                           1,574,427
----------------------------------------------------------------------------------------------------
Food Products--1.0%
                   Archer Daniels Midland Co.                            3,700               118,252
                   Campbell Soup Co.                                     1,400                54,446
                   ConAgra Foods, Inc.                                   2,700                72,900
                   Dean Foods Co. (a)                                      900                38,052
                   General Mills, Inc.                                   1,900               109,440
                   HJ Heinz Co.                                          1,800                81,018
                   The Hershey Co.                                         900                44,820
                   Kellogg Co.                                           1,500                75,090
                   McCormick & Co., Inc.                                   900                34,704
                   Sara Lee Corp.                                        4,100                69,823
                   Tyson Foods, Inc. Class A                             1,500                24,675
                   Wm. Wrigley Jr. Co.                                   1,125                58,185
                                                                                        ------------
                                                                                             781,405
----------------------------------------------------------------------------------------------------
Gas Utilities--0.1%
                   Nicor, Inc.                                             200                 9,360
                   Peoples Energy Corp.                                    200                 8,914
                   Questar Corp.                                           500                41,525
                                                                                        ------------
                                                                                              59,799
----------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies--1.5%
                   Bausch & Lomb, Inc.                                     300                15,618
                   Baxter International, Inc.                            3,800               176,282
                   Becton Dickinson & Co.                                1,500               105,225
                   Biomet, Inc.                                          1,300                53,651
                   Boston Scientific Corp. (a)                           6,571               112,890
                   CR Bard, Inc.                                           500                41,485
                   Hospira, Inc. (a)                                     1,000                33,580
                   Medtronic, Inc.                                       6,500               347,815
                   St. Jude Medical, Inc. (a)                            1,900                69,464
                   Stryker Corp.                                         1,800                99,198
                   Zimmer Holdings, Inc. (a)                             1,300               101,894
                                                                                        ------------
                                                                                           1,157,102
----------------------------------------------------------------------------------------------------
Health Care Providers & Services--2.3%
                   Aetna, Inc.                                           3,200               138,176
                   AmerisourceBergen Corp.                               1,100                49,456
                   Cardinal Health, Inc.                                 2,200               141,746
                   Caremark Rx, Inc.                                     2,500               142,775
                   Cigna Corp.                                             600                78,942
                   Coventry Health Care, Inc. (a)                          850                42,542
                   Express Scripts, Inc. (a)                               700                50,120
                   Health Management Associates, Inc.
                     Class A                                             1,600                33,776
                   Humana, Inc. (a)                                        900                49,779
                   Laboratory Corp. of America Holdings (a)                700                51,429
                   Manor Care, Inc.                                        300                14,076
                   McKesson Corp.                                        1,600                81,120
                   Medco Health Solutions, Inc. (a)                      1,600                85,504
                   Patterson Cos., Inc. (a)                                900                31,959
                   Quest Diagnostics, Inc.                                 800                42,400
                   Tenet Healthcare Corp. (a)                            3,000                20,910
                   UnitedHealth Group, Inc.                              7,700               413,721
                   WellPoint, Inc. (a)                                   3,500               275,415
                                                                                        ------------
                                                                                           1,743,846
----------------------------------------------------------------------------------------------------
Health Care Technology--0.0%
                   IMS Health, Inc.                                      1,300                35,724
----------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--1.5%
                   Carnival Corp.                                        2,500               122,625
                   Darden Restaurants, Inc.                                900                36,153
                   Harrah's Entertainment, Inc.                          1,100                90,992
                   Hilton Hotels Corp.                                   2,300                80,270
                   International Game Technology                         2,000                92,400
                   Marriott International, Inc. Class A                  1,900                90,668
                   McDonald's Corp.                                      6,900               305,877
                   Starbucks Corp. (a)                                   4,200               148,764
                   Starwood Hotels & Resorts Worldwide, Inc.             1,200                75,000
                   Wendy's International, Inc.                             600                19,854
                   Wyndham Worldwide Corp. (a)                           1,260                40,345
                   Yum! Brands, Inc.                                     1,500                88,200
                                                                                        ------------
                                                                                           1,191,148
----------------------------------------------------------------------------------------------------
Household Durables--0.6%
                   Black & Decker Corp.                                    400                31,988
                   Centex Corp.                                            700                39,389
                   DR Horton, Inc.                                       1,700                45,033
                   Fortune Brands, Inc.                                    800                68,312
                   Harman International Industries, Inc.                   300                29,973
                   KB Home                                                 400                20,512
                   Leggett & Platt, Inc.                                 1,200                28,680
                   Lennar Corp. Class A                                    697                36,565
                   Newell Rubbermaid, Inc.                               1,700                49,215
                   Pulte Homes, Inc.                                     1,300                43,056
                   Snap-On, Inc.                                           400                19,056
                   The Stanley Works                                       600                30,174
                   Whirlpool Corp.                                         407                33,789
                                                                                        ------------
                                                                                             475,742
----------------------------------------------------------------------------------------------------
Household Products--2.0%
                   Clorox Co.                                              900                57,735
                   Colgate-Palmolive Co.                                 2,900               189,196
                   Kimberly-Clark Corp.                                  2,500               169,875
                   The Procter & Gamble Co.                             18,102             1,163,416
                                                                                        ------------
                                                                                           1,580,222
----------------------------------------------------------------------------------------------------
IT Services--1.1%
                   Affiliated Computer Services, Inc.
                     Class A (a)                                           700                34,188
                   Automatic Data Processing, Inc.                       3,300               162,525
                   Cognizant Technology Solutions Corp. (a)                900                69,444
                   Computer Sciences Corp. (a)                             900                48,033
                   Convergys Corp. (a)                                     900                21,402
                   Electronic Data Systems Corp.                         3,100                85,405
                   Fidelity National Information Services, Inc.          1,400                56,126
                   First Data Corp.                                      4,200               107,184
                   Fiserv, Inc. (a)                                        900                47,178
                   Paychex, Inc.                                         1,800                71,172
                   Sabre Holdings Corp. Class A                            900                28,701
                   Unisys Corp. (a)                                      2,300                18,032
                   The Western Union Co.                                 4,200                94,164
                                                                                        ------------
                                                                                             843,554
----------------------------------------------------------------------------------------------------
Independent Power Producers &
Energy Traders--0.4%
                   The AES Corp. (a)                                     3,900                85,956
                   Constellation Energy Group, Inc.                        900                61,983
                   Dynegy, Inc. Class A (a)                              2,500                18,100
                   TXU Corp.                                             2,600               140,946
                                                                                        ------------
                                                                                             306,985
----------------------------------------------------------------------------------------------------


        S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006       7

                                                                        Shares
Industry           Common Stocks                                          Held              Value
====================================================================================================
Industrial Conglomerates--3.8%
                   3M Co.                                                4,300          $    335,099
                   General Electric Co.                                 59,000             2,195,390
                   Textron, Inc.                                           700                65,639
                   Tyco International Ltd.                              11,600               352,640
                                                                                        ------------
                                                                                           2,948,768
----------------------------------------------------------------------------------------------------
Insurance--4.6%
                   ACE Ltd.                                              1,900               115,083
                   AMBAC Financial Group, Inc.                             500                44,535
                   AON Corp.                                             1,900                67,146
                   Aflac, Inc.                                           2,900               133,400
                   The Allstate Corp.                                    3,500               227,885
                   American International Group, Inc.                   14,900             1,067,734
                   Chubb Corp.                                           2,400               126,984
                   Cincinnati Financial Corp.                            1,090                49,388
                   Genworth Financial, Inc. Class A                      2,700                92,367
                   Hartford Financial Services Group, Inc.               1,700               158,627
                   Lincoln National Corp.                                1,668               110,755
                   Loews Corp.                                           2,700               111,969
                   MBIA, Inc.                                              700                51,142
                   Marsh & McLennan Cos., Inc.                           3,200                98,112
                   MetLife, Inc.                                         4,200               247,842
                   Principal Financial Group, Inc.                       1,600                93,920
                   The Progressive Corp.                                 4,600               111,412
                   Prudential Financial, Inc.                            2,700               231,822
                   Safeco Corp.                                            700                43,785
                   The St. Paul Travelers Cos., Inc.                     4,000               214,760
                   Torchmark Corp.                                         600                38,256
                   UnumProvident Corp.                                   2,100                43,638
                   XL Capital Ltd. Class A                               1,100                79,222
                                                                                        ------------
                                                                                           3,559,784
----------------------------------------------------------------------------------------------------
Internet & Catalog Retail--0.2%
                   Amazon.com, Inc. (a)                                  1,700                67,082
                   IAC/InterActiveCorp (a)                               1,500                55,740
                                                                                        ------------
                                                                                             122,822
----------------------------------------------------------------------------------------------------
Internet Software & Services--1.3%
                   eBay, Inc. (a)                                        6,800               204,476
                   Google, Inc. Class A (a)                              1,240               570,995
                   VeriSign, Inc. (a)                                    1,500                36,075
                   Yahoo!, Inc. (a)                                      7,200               183,888
                                                                                        ------------
                                                                                             995,434
----------------------------------------------------------------------------------------------------
Leisure Equipment & Products--0.2%
                   Brunswick Corp.                                         600                19,140
                   Eastman Kodak Co.                                     1,500                38,700
                   Hasbro, Inc.                                            800                21,800
                   Mattel, Inc.                                          2,300                52,118
                                                                                        ------------
                                                                                             131,758
----------------------------------------------------------------------------------------------------
Life Sciences Tools & Services--0.3%
                   Applera Corp.--Applied Biosystems
                     Group                                               1,100                40,359
                   Millipore Corp. (a)                                     300                19,980
                   PerkinElmer, Inc.                                       600                13,338
                   Thermo Electron Corp. (a)                             2,400               108,696
                   Waters Corp. (a)                                        600                29,382
                                                                                        ------------
                                                                                             211,755
----------------------------------------------------------------------------------------------------
Machinery--1.4%
                   Caterpillar, Inc.                                     3,700               226,921
                   Cummins, Inc.                                           300                35,454
                   Danaher Corp.                                         1,400               101,416
                   Deere & Co.                                           1,300               123,591
                   Dover Corp.                                           1,300                63,726
                   Eaton Corp.                                             800                60,112
                   ITT Corp.                                             1,100                62,502
                   Illinois Tool Works, Inc.                             2,300               106,237
                   Ingersoll-Rand Co. Class A                            1,700                66,521
                   PACCAR, Inc.                                          1,500                97,350
                   Pall Corp.                                              800                27,640
                   Parker Hannifin Corp.                                   600                46,128
                   Terex Corp. (a)                                         600                38,748
                                                                                        ------------
                                                                                           1,056,346
----------------------------------------------------------------------------------------------------
Media--3.6%
                   CBS Corp. Class B                                     4,250               132,515
                   Clear Channel Communications, Inc.                    2,700                95,958
                   Comcast Corp. Class A (a)                            11,900               503,727
                   The DIRECTV Group, Inc. (a)                           5,300               132,182
                   Dow Jones & Co., Inc.                                   300                11,400
                   EW Scripps Co. Class A                                  600                29,964
                   Gannett Co., Inc.                                     1,300                78,598
                   Interpublic Group of Cos., Inc. (a)                   2,600                31,824
                   The McGraw-Hill Cos., Inc.                            2,100               142,842
                   Meredith Corp.                                          300                16,905
                   New York Times Co. Class A                              600                14,616
                   News Corp. Class A                                   13,500               289,980
                   Omnicom Group                                           900                94,086
                   Time Warner, Inc.                                    23,200               505,296
                   Tribune Co.                                           1,000                30,780
                   Univision Communications, Inc. Class A (a)            1,500                53,130
                   Viacom, Inc. Class B (a)                              4,150               170,275
                   Walt Disney Co.                                      11,900               407,813
                                                                                        ------------
                                                                                           2,741,891
----------------------------------------------------------------------------------------------------
Metals & Mining--0.8%
                   Alcoa, Inc.                                           4,800               144,048
                   Allegheny Technologies, Inc.                            500                45,340
                   Freeport-McMoRan Copper & Gold, Inc.
                     Class B                                             1,100                61,303
                   Newmont Mining Corp.                                  2,500               112,875
                   Nucor Corp.                                           1,800                98,388
                   Phelps Dodge Corp.                                    1,100               131,692
                   United States Steel Corp.                               700                51,198
                                                                                        ------------
                                                                                             644,844
----------------------------------------------------------------------------------------------------
Multi-Utilities--1.4%
                   Ameren Corp.                                          1,100                59,103
                   CMS Energy Corp. (a)                                  1,400                23,380
                   Centerpoint Energy, Inc.                              1,900                31,502
                   Consolidated Edison, Inc.                             1,300                62,491
                   DTE Energy Co.                                        1,100                53,251
                   Dominion Resources, Inc.                              2,000               167,680
                   Duke Energy Corp.                                     6,964               231,274
                   KeySpan Corp.                                         1,100                45,298
                   NiSource, Inc.                                        1,800                43,380
                   PG&E Corp.                                            2,100                99,393
                   Public Service Enterprise Group, Inc.                 1,400                92,932
                   Sempra Energy                                         1,600                89,664
                   TECO Energy, Inc.                                     1,500                25,845
                   Xcel Energy, Inc.                                     2,500                57,650
                                                                                        ------------
                                                                                           1,082,843


8       S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006

                                                                        Shares
Industry           Common Stocks                                          Held              Value
====================================================================================================
Multiline Retail--1.1%
                   Big Lots, Inc. (a)                                      500          $     11,460
                   Dillard's, Inc. Class A                                 300                10,491
                   Dollar General Corp.                                  1,900                30,514
                   Family Dollar Stores, Inc.                              700                20,531
                   Federated Department Stores                           3,066               116,907
                   JC Penney Co., Inc.                                   1,200                92,832
                   Kohl's Corp. (a)                                      1,800               123,174
                   Nordstrom, Inc.                                       1,400                69,076
                   Sears Holdings Corp. (a)                                481                80,774
                   Target Corp.                                          5,000               285,250
                                                                                        ------------
                                                                                             841,009
----------------------------------------------------------------------------------------------------
Office Electronics--0.1%
                   Xerox Corp. (a)                                       5,800                98,310
----------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--7.7%
                   Anadarko Petroleum Corp.                              2,700               117,504
                   Apache Corp.                                          1,800               119,718
                   Chesapeake Energy Corp.                               2,000                58,100
                   Chevron Corp.                                        12,591               925,816
                   ConocoPhillips                                        9,508               684,101
                   Consol Energy, Inc.                                   1,100                35,343
                   Devon Energy Corp.                                    2,500               167,700
                   EOG Resources, Inc.                                   1,300                81,185
                   El Paso Corp.                                         4,100                62,648
                   Exxon Mobil Corp.                                    33,500             2,567,105
                   Hess Corp.                                            1,300                64,441
                   Kinder Morgan, Inc.                                     700                74,025
                   Marathon Oil Corp.                                    2,036               188,330
                   Murphy Oil Corp.                                      1,000                50,850
                   Occidental Petroleum Corp.                            4,900               239,267
                   Peabody Energy Corp.                                  1,800                72,738
                   Sunoco, Inc.                                            700                43,652
                   Valero Energy Corp.                                   3,400               173,944
                   Williams Cos., Inc.                                   3,500                91,420
                   XTO Energy, Inc.                                      2,033                95,653
                                                                                        ------------
                                                                                           5,913,540
----------------------------------------------------------------------------------------------------
Paper & Forest Products--0.3%
                   International Paper Co.                               2,700                92,070
                   MeadWestvaco Corp.                                    1,200                36,072
                   Weyerhaeuser Co.                                      1,300                91,845
                                                                                        ------------
                                                                                             219,987
----------------------------------------------------------------------------------------------------
Personal Products--0.2%
                   Avon Products, Inc.                                   2,600                85,904
                   The Estee Lauder Cos., Inc. Class A                     800                32,656
                                                                                        ------------
                                                                                             118,560
----------------------------------------------------------------------------------------------------
Pharmaceuticals--6.0%
                   Abbott Laboratories                                   8,700               423,777
                   Allergan, Inc.                                          800                95,792
                   Barr Pharmaceuticals, Inc. (a)                          700                35,084
                   Bristol-Myers Squibb Co.                             11,100               292,152
                   Eli Lilly & Co.                                       5,500               286,550
                   Forest Laboratories, Inc. (a)                         1,800                91,080
                   Johnson & Johnson                                    16,700             1,102,534
                   King Pharmaceuticals, Inc. (a)                        1,500                23,880
                   Merck & Co., Inc.                                    12,400               540,640
                   Mylan Laboratories                                    1,300                25,948
                   Pfizer, Inc.                                         41,800             1,082,620
                   Schering-Plough Corp.                                 8,300               196,212
                   Watson Pharmaceuticals, Inc. (a)                        700                18,221
                   Wyeth                                                 7,700               392,084
                                                                                        ------------
                                                                                           4,606,574
----------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)--1.0%
                   Apartment Investment & Management
                     Co. Class A                                           500                28,010
                   Archstone-Smith Trust                                 1,100                64,031
                   Boston Properties, Inc.                                 600                67,128
                   Equity Office Properties Trust                        1,900                91,523
                   Equity Residential                                    1,700                86,275
                   Kimco Realty Corp.                                    1,300                58,435
                   Plum Creek Timber Co., Inc.                           1,200                47,820
                   ProLogis                                              1,500                91,155
                   Public Storage, Inc.                                    700                68,250
                   Simon Property Group, Inc.                            1,200               121,548
                   Vornado Realty Trust                                    700                85,050
                                                                                        ------------
                                                                                             809,225
----------------------------------------------------------------------------------------------------
Real Estate Management & Development--0.1%
                   CB Richard Ellis Group, Inc. (a)                      1,000                33,200
                   Realogy Corp. (a)                                     1,342                40,689
                                                                                        ------------
                                                                                              73,889
----------------------------------------------------------------------------------------------------
Road & Rail--0.7%
                   Burlington Northern Santa Fe Corp.                    2,000               147,620
                   CSX Corp.                                             2,500                86,075
                   Norfolk Southern Corp.                                2,300               115,667
                   Ryder System, Inc.                                      300                15,318
                   Union Pacific Corp.                                   1,500               138,030
                                                                                        ------------
                                                                                             502,710
----------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment--2.3%
                   Advanced Micro Devices, Inc. (a)                      3,200                65,120
                   Altera Corp. (a)                                      1,900                37,392
                   Analog Devices, Inc.                                  1,900                62,453
                   Applied Materials, Inc.                               7,700               142,065
                   Broadcom Corp. Class A (a)                            2,750                88,852
                   Intel Corp.                                          33,100               670,275
                   Kla-Tencor Corp.                                      1,100                54,725
                   LSI Logic Corp. (a)                                   2,500                22,500
                   Linear Technology Corp.                               1,600                48,512
                   Maxim Integrated Products, Inc.                       1,800                55,116
                   Micron Technology, Inc. (a)                           4,300                60,028
                   National Semiconductor Corp.                          1,600                36,320
                   Novellus Systems, Inc. (a)                              600                20,652
                   Nvidia Corp. (a)                                      1,900                70,319
                   PMC-Sierra, Inc. (a)                                    700                 4,697
                   Teradyne, Inc. (a)                                      800                11,968
                   Texas Instruments, Inc.                               8,900               256,320
                   Xilinx, Inc.                                          1,800                42,858
                                                                                        ------------
                                                                                           1,750,172
----------------------------------------------------------------------------------------------------


        S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006       9

                                                                        Shares
Industry           Common Stocks                                          Held              Value
====================================================================================================
Software--3.2%
                   Adobe Systems, Inc. (a)                               3,400          $    139,808
                   AutoDesk, Inc. (a)                                    1,200                48,552
                   BMC Software, Inc. (a)                                1,300                41,860
                   CA, Inc.                                              2,500                56,625
                   Citrix Systems, Inc. (a)                              1,000                27,050
                   Compuware Corp. (a)                                   2,400                19,992
                   Electronic Arts, Inc. (a)                             1,700                85,612
                   Intuit, Inc. (a)                                      1,800                54,918
                   Microsoft Corp.                                      49,400             1,475,084
                   Novell, Inc. (a)                                      2,000                12,400
                   Oracle Corp. (a)                                     23,200               397,648
                   Symantec Corp. (a)                                    5,483               114,321
                                                                                        ------------
                                                                                           2,473,870
----------------------------------------------------------------------------------------------------
Specialty Retail--1.9%
                   AutoNation, Inc. (a)                                  1,105                23,559
                   AutoZone, Inc. (a)                                      300                34,668
                   Bed Bath & Beyond, Inc. (a)                           1,500                57,150
                   Best Buy Co., Inc.                                    2,400               118,056
                   Circuit City Stores, Inc.                               700                13,286
                   The Gap, Inc.                                         2,900                56,550
                   Home Depot, Inc.                                     11,800               473,888
                   Limited Brands                                        2,000                57,880
                   Lowe's Cos., Inc.                                     8,600               267,890
                   Office Depot, Inc. (a)                                1,700                64,889
                   OfficeMax, Inc.                                         400                19,860
                   RadioShack Corp.                                        600                10,068
                   The Sherwin-Williams Co.                                600                38,148
                   Staples, Inc.                                         4,050               108,135
                   TJX Cos., Inc.                                        2,400                68,448
                   Tiffany & Co.                                           900                35,316
                                                                                        ------------
                                                                                           1,447,791
----------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods--0.4%
                   Coach, Inc. (a)                                       2,000                85,920
                   Jones Apparel Group, Inc.                               800                26,744
                   Liz Claiborne, Inc.                                     700                30,422
                   Nike, Inc. Class B                                    1,000                99,030
                   VF Corp.                                                500                41,040
                                                                                        ------------
                                                                                             283,156
----------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance--1.4%
                   Countrywide Financial Corp.                           3,600               152,820
                   Fannie Mae                                            5,600               332,584
                   Freddie Mac                                           3,900               264,810
                   MGIC Investment Corp.                                   400                25,016
                   Sovereign Bancorp, Inc.                               1,870                47,479
                   Washington Mutual, Inc.                               5,361               243,872
                                                                                        ------------
                                                                                           1,066,581
----------------------------------------------------------------------------------------------------
Tobacco--1.5%
                   Altria Group, Inc.                                   11,900             1,021,258
                   Reynolds American, Inc.                                 900                58,923
                   UST, Inc.                                               800                46,560
                                                                                        ------------
                                                                                           1,126,741
----------------------------------------------------------------------------------------------------
Trading Companies & Distributors--0.0%
                   WW Grainger, Inc.                                       500                34,970
----------------------------------------------------------------------------------------------------
Wireless Telecommunication Services--0.6%
                   Alltel Corp.                                          2,100               127,008
                   Sprint Nextel Corp.                                  16,852               318,334
                                                                                        ------------
                                                                                             445,342
----------------------------------------------------------------------------------------------------
                   Total Common Stocks
                   (Cost--$58,211,709)--94.5%                                             72,951,927
====================================================================================================

                                                                          Face
                   Short-Term Securities                                Amount
====================================================================================================
Time Deposits--15.4%
                   State Street Bank & Trust Co.,
                     4.25% due 1/02/2007 (d)                       $11,903,082            11,903,082
----------------------------------------------------------------------------------------------------
                   Total Short-Term Securities
                   (Cost--$11,903,082)--15.4%                                             11,903,082
====================================================================================================

                                                                     Number of
                   Options Purchased                                 Contracts
====================================================================================================
Call Options Purchased--18.2%
                   S&P 500 Index, expiring
                     November 2007 at USD 1,364.30,
                     HSBC Securities                                    36,725             4,677,452
                   S&P 500 Index, expiring
                     November 2007 at USD 1,364.30,
                     BNP Paribas                                        73,449             9,383,563
----------------------------------------------------------------------------------------------------
                   Total Options Purchased
                   (Premiums Paid--$0)--18.2%                                             14,061,015
----------------------------------------------------------------------------------------------------
                   Total Investments
                   (Cost--$70,114,791)--128.1%                                            98,916,024
====================================================================================================

                   Options Written
====================================================================================================
Call Options Written--(19.6%)
                   S&P 500 Index, expiring
                     November 2007 at USD 1,417.09,
                     HSBC Securities                                    55,087            (5,032,159)
                   S&P 500 Index, expiring
                     November 2007 at USD 1,417.50,
                     BNP Paribas                                       110,174           (10,076,343)
----------------------------------------------------------------------------------------------------
                   Total Options Written
                   (Premiums Received--$0)--(19.6%)                                      (15,108,502)
====================================================================================================
Total Investments, Net of Options Written
(Cost--$70,114,791*)--108.5%                                                              83,807,522

Liabilities in Excess of Other Assets--(8.5%)                                             (6,580,298)
                                                                                        ------------
Net Assets--100.0%                                                                      $ 77,227,224
                                                                                        ============


10      S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006

Schedule of Investments (concluded)

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................  $  70,120,285
                                                                  =============
      Gross unrealized appreciation ............................  $  30,300,802
      Gross unrealized depreciation ............................    (16,613,565)
                                                                  -------------
      Net unrealized appreciation ..............................  $  13,687,237
                                                                  =============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                   Purchase      Sales     Realized     Dividend
      Affiliate                      Cost         Cost       Gain        Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.       --        $162,405    $94,854     $  8,025
      --------------------------------------------------------------------------

(c) All or a portion of security held as collateral in connection with open financial futures contracts.
(d) All or a portion of security held as collateral in connection with open option contracts.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Financial futures contracts purchased as of December 31, 2006 were as follows:

      --------------------------------------------------------------------------
      Number of                    Expiration        Face            Unrealized
      Contracts       Issue           Date           Value          Appreciation
      --------------------------------------------------------------------------
          15      S&P 500 Index     March 2007     $5,342,340       $     14,160
      --------------------------------------------------------------------------
      See Notes to Financial Statements.


        S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006      11

Statement of Assets, Liabilities and Capital

As of December 31, 2006
====================================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost--$69,838,702) ........                    $ 84,380,199
            Investments in affiliated securities, at value (identified cost--$276,089) .............                         474,810
            Options purchased, at value (premiums paid--$0) ........................................                      14,061,015
            Cash ...................................................................................                          45,726
            Receivables:
               Dividends ...........................................................................    $    110,876
               Securities sold .....................................................................           9,010
               Interest ............................................................................           1,405         121,291
                                                                                                        ------------
            Prepaid expenses .......................................................................                           7,045
                                                                                                                        ------------
            Total assets ...........................................................................                      99,090,086
                                                                                                                        ------------
====================================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
            Collateral on options (including accrued interest of $42,861) ..........................                       6,159,796
            Options written, at value (premiums received--$0) ......................................                      15,108,502
            Payables:
               Dividends to Common Stock shareholders ..............................................         387,394
               Investment adviser ..................................................................          48,423
               Variation margin ....................................................................          20,250         456,067
                                                                                                        ------------
            Accrued expenses .......................................................................                         138,497
                                                                                                                        ------------
            Total liabilities ......................................................................                      21,862,862
                                                                                                                        ------------
====================================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
            Net assets .............................................................................                    $ 77,227,224
                                                                                                                        ============
====================================================================================================================================
Capital
------------------------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.001 per share, 100,000,000 shares authorized .................                    $      3,935
            Paid-in capital in excess of par .......................................................                      67,337,211
            Undistributed investment income--net ...................................................    $    818,543
            Accumulated realized capital losses--net ...............................................      (4,639,356)
            Unrealized appreciation--net ...........................................................      13,706,891
                                                                                                        ------------
            Total accumulated earnings--net ........................................................                       9,886,078
                                                                                                                        ------------
            Total Capital--Equivalent to $19.63 per share based on 3,934,821 shares of
             Common Stock outstanding (market price--$18.76) .......................................                    $ 77,227,224
                                                                                                                        ============

      See Notes to Financial Statements.


12      S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006

Statement of Operations

For the Year Ended December 31, 2006
====================================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------------
            Dividends (including $8,025 from affiliates) ...........................................                    $  1,841,972
            Interest ...............................................................................                         356,239
                                                                                                                        ------------
            Total income ...........................................................................                       2,198,211
                                                                                                                        ------------
====================================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ...............................................................    $    848,984
            Professional fees ......................................................................         182,331
            Interest expense .......................................................................         151,583
            Directors' fees and expenses ...........................................................          36,430
            Transfer agent fees ....................................................................          30,447
            Licensing fees .........................................................................          30,000
            Accounting services ....................................................................          27,829
            Printing and shareholder reports .......................................................          21,231
            Listing fees ...........................................................................          16,572
            Custodian fees .........................................................................          15,452
            Repurchase offer fees ..................................................................          10,087
            Pricing fees ...........................................................................           1,071
            Other ..................................................................................          17,738
                                                                                                        ------------
            Total expenses .........................................................................                       1,389,755
                                                                                                                        ------------
            Investment income--net .................................................................                         808,456
                                                                                                                        ------------
====================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
------------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments (including $94,854 from affiliates)--net ................................      31,229,626
               Financial futures contracts--net ....................................................         398,007
               Options written--net ................................................................     (23,971,394)      7,656,239
                                                                                                        ------------
            Change in unrealized appreciation/depreciation on:
               Investments--net ....................................................................       2,842,034
               Financial futures contracts--net ....................................................          80,754
               Options written--net ................................................................       1,586,634       4,509,422
                                                                                                        ----------------------------
            Total realized and unrealized gain--net ................................................                      12,165,661
                                                                                                                        ------------
            Net Increase in Net Assets Resulting from Operations ...................................                    $ 12,974,117
                                                                                                                        ============

      See Notes to Financial Statements.


        S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006      13

Statements of Changes in Net Assets

                                                                                                    For the Period   For the Period
                                                                                       For the         October 1,       November 1,
                                                                                     Year Ended         2005 to         2004+ to
                                                                                     December 31,     December 31,     September 30,
Increase (Decrease) in Net Assets:                                                       2006            2005@             2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net ...............................................  $     808,456    $     230,416    $   1,404,715
            Realized gain--net ...................................................      7,656,239        9,200,875          245,430
            Change in unrealized appreciation/depreciation--net ..................      4,509,422       (5,269,549)      14,467,018
                                                                                    -----------------------------------------------
            Net increase in net assets resulting from operations .................     12,974,117        4,161,742       16,117,163
                                                                                    -----------------------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net ...............................................             --         (975,131)        (660,000)
            Realized gain--net ...................................................    (10,387,927)     (11,353,973)              --
                                                                                    -----------------------------------------------
            Net decrease in net assets resulting from dividends and distributions
             to shareholders .....................................................    (10,387,927)     (12,329,104)        (660,000)
                                                                                    -----------------------------------------------
===================================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net proceeds from the issuance of Common Stock .......................             --               --      133,509,000
            Offering costs resulting from the issuance of Common Stock ...........             --               --         (279,600)
            Redemption of Common Stock resulting from a repurchase offer (includes
             $13,116 and $34,976, respectively, of repurchase fees) ..............    (28,501,198)     (37,476,977)              --
                                                                                    -----------------------------------------------
            Net increase (decrease) in net assets resulting from Common Stock
             transactions ........................................................    (28,501,198)     (37,476,977)     133,229,400
                                                                                    -----------------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ..............................    (25,915,008)     (45,644,339)     148,686,563
            Beginning of period ..................................................    103,142,232      148,786,571          100,008
                                                                                    -----------------------------------------------
            End of period* .......................................................  $  77,227,224    $ 103,142,232    $ 148,786,571
                                                                                    ===============================================
               * Undistributed net investment income .............................  $     818,543               --    $     744,715
                                                                                    ===============================================

+     Commencement of operations.
@     Effective October 1, 2005, the Fund changed its year end to December 31,
      2005.

      See Notes to Financial Statements.


14      S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006

Financial Highlights

                                                                                         For the Period    For the Period
                                                                            For the        October 1,       November 1,
                                                                          Year Ended         2005 to          2004+ to
The following per share data and ratios have been derived                 December 31,     December 31,     September 30,
from information provided in the financial statements.                        2006            2005@             2005
========================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .....................    $     19.66      $     21.27       $     19.10
                                                                          ----------------------------------------------
            Investment income--net*** ................................            .16              .04               .20
            Realized and unrealized gain--net ........................           2.45              .70              2.10
                                                                          ----------------------------------------------
            Total from investment operations .........................           2.61              .74              2.30
                                                                          ----------------------------------------------
            Less dividends and distributions:
               Investment income--net ................................             --             (.19)             (.09)
               Realized gain--net ....................................          (2.64)           (2.16)               --
                                                                          ----------------------------------------------
            Total dividends and distributions ........................          (2.64)           (2.35)             (.09)
                                                                          ----------------------------------------------
            Offering costs resulting from the issuance of Common Stock             --               --              (.04)
                                                                          ----------------------------------------------
            Net asset value, end of period ...........................    $     19.63      $     19.66       $     21.27
                                                                          ==============================================
            Market price per share, end of period ....................    $     18.76      $     18.85       $     20.38
                                                                          ==============================================
========================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .......................          13.88%            4.18%@@          11.90%@@
                                                                          ==============================================
            Based on market price per share ..........................          13.51%            4.25%@@           2.39%@@
                                                                          ==============================================
========================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------
            Expenses, excluding interest expense .....................           1.20%            1.29%*            1.07%*
                                                                          ==============================================
            Expenses .................................................           1.34%            1.29%*            1.13%*
                                                                          ==============================================
            Investment income--net ...................................            .78%             .76%*            1.10%*
                                                                          ==============================================
========================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .................    $    77,227      $   103,142       $   148,787
                                                                          ==============================================
            Portfolio turnover .......................................           4.55%             .69%             5.14%
                                                                          ==============================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Effective October 1, 2005, the Fund changed its year end to December 31,
      2005.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


        S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006      15

Notes to Financial Statements

1. Significant Accounting Policies:

S&P 500(R) GEARED(SM) Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company with a fixed term of approximately five years. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol GRE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the investment adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund will engage in various portfolio investment strategies both to enhance its returns or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract.

o Options -- The Fund will purchase and write call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a


16      S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006
      closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). When cash is received as collateral for purchased options, the Fund may pay interest to the option writer. Alternatively, the counterparty may pledge securities as collateral. Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time its impact on the Fund's financial statements has not been determined.

(h) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $10,087 has been reclassified between paid in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to non-deductible expenses. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co. Inc. ("ML & Co."). IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .82% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. In addition, IQ has entered into a Subadvisory Agreement with BlackRock Investment Management, LLC, (the "Subadviser"), an indirect, wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), pursuant to which the Subadviser provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay the Subadviser a monthly fee at an annual rate equal


        S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006      17

Notes to Financial Statements (concluded)

to .35% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. There is no increase in the aggregate fees paid by the Fund for these services. Prior to September 29, 2006, IQ had a Subadvisory Agreement with Merrill Lynch Investment Managers, L.P ("MLIM").

On September 29, 2006, BlackRock and ML & Co. combined ML & Co.'s investment management business, MLIM and its affiliates, with BlackRock to create a new independent company. ML & Co. owns up to a 49.8% economic interest and up to a 45% voting interest in the combined company, and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members. IQ remains an indirect subsidiary of ML & Co.

Effective October 2, 2006, IQ has entered into an Administration Agreement with Princeton Administrators, LLC (the "Administrator"). The Administration Agreement provides that IQ will pay the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the Fund's average daily net assets for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect subsidiary of BlackRock.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of IQ, received $431 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2006.

Certain officers of the Fund are officers of IQ and/or ML & Co. Effective September 29, 2006, certain officers of the Fund are officers of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $4,458,147 and $41,580,888, respectively.

Transactions in options written for the year ended December 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                                       Number of        Premiums
                                                       Contracts        Received
--------------------------------------------------------------------------------
Outstanding call options written,
  beginning of year ................................     247,468              --
Options written ....................................     165,261              --
Options closed .....................................    (247,468)             --
                                                      --------------------------
Outstanding call options written,
  end of year ......................................     165,261              --
                                                      ==========================

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, all of which are initially classified as Common Stock, par value $.001. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the year ended December 31, 2006 and during the period October 1, 2005 to December 31, 2005 decreased 1,311,606 and 1,748,809, respectively, as a result of repurchase offers. During the period November 1, 2004 to September 30, 2005, shares issued and outstanding increased 6,990,000 from shares sold.

The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended December 31, 2006, the period October 1, 2005 to December 31, 2005 and November 1, 2004 to September 30, 2005 was as follows:

--------------------------------------------------------------------------------
                                                    10/01/2005 to    11/01/2004+
                                        12/31/2006     12/31/2005   to 9/30/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income .................    $ 2,459,562    $ 1,652,960    $   660,000
  Net long-term capital gains .....      7,928,365     10,676,144             --
                                       -----------------------------------------
Total distributions ...............    $10,387,927    $12,329,104    $   660,000
                                       =========================================
+     Commencement of operations.

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ............................    $7,554,742
Undistributed long-term capital gains -- net ....................     1,063,820
                                                                     ----------
Total undistributed earnings -- net .............................     8,618,562
Capital loss carryforward .......................................            --
Unrealized gains -- net .........................................     1,267,516*
                                                                     ----------
Total accumulated earnings -- net ...............................    $9,886,078
                                                                     ==========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains/losses on certain futures contracts.


18      S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of S&P 500(R) GEARED(SM) Fund Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of S&P 500(R) GEARED(SM) Fund Inc. as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the periods October 1, 2005 through December 31, 2005 and November 1, 2004 (commencement of operations) through September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of S&P 500(R) GEARED(SM) Fund Inc. as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the periods October 1, 2005 through December 31, 2005 and November 1, 2004 through September 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, NJ
February 22, 2007

Fund Certification (unaudited)

In May 2006, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distribution paid by S&P 500(R) GEARED(SM) Fund Inc. to shareholders of record on November 20, 2006:

--------------------------------------------------------------------------------
Short-Term Capital Gain Dividends for Non-U.S. Residents .............  100.00%*
--------------------------------------------------------------------------------
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $2.014924 per share to shareholders of record on November 20, 2006.


        S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006      19

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


20      S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006

Officers and Directors

                                                                                                       Number of IQ
                                                                                                       Advisors-
                                                                                                       Affiliate
                                                                                                       Advised Funds   Other Public
                           Position(s)  Length of                                                      and Portfolios  Directorships
                           Held with    Time                                                           Overseen        Held by
Name        Address & Age  Fund         Served** Principal Occupation(s) During Past 5 Years           By Director     Director
====================================================================================================================================
Non-Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
Alan R.     P.O. Box 9095  Director &   2004 to  Vice-Chairman, Kissinger Associates, Inc., a                7         Hasbro, Inc.;
Batkin      Princeton, NJ  Chairman of  present  consulting firm, since 1990.                                          Overseas
            08543-9095     the Board                                                                                   Shipholding
            Age: 62                                                                                                    Group, Inc.;
                                                                                                                       Cantel
                                                                                                                       Medical
                                                                                                                       Corp.; and
                                                                                                                       Diamond
                                                                                                                       Offshore
                                                                                                                       Drilling,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Paul        P.O. Box 9095  Director &   2004 to  Professor, Columbia University Business School              7         None
Glasserman  Princeton, NJ  Chairman of  present  since 1991; Senior Vice Dean since July 2004.
            08543-9095     the Audit
            Age: 44        Committee
------------------------------------------------------------------------------------------------------------------------------------
Steven W.   P.O. Box 9095  Director     2005 to  Retired since August 2002; Managing Director,               7         Ametek, Inc.
Kohlhagen   Princeton, NJ               present  Wachovia National Bank and its predecessors
            08543-9095                           (1992 - 2002).
            Age: 59
------------------------------------------------------------------------------------------------------------------------------------
William J.  P.O. Box 9095  Director &   2004 to  Retired since November 2004; Chairman and                   7         None
Rainer      Princeton, NJ  Chairman of  present  Chief Executive Officer, OneChicago, LLC, a
            08543-9095     Nominating            designated contract market (2001 to November
            Age: 60        and                   2004); Chairman, U.S. Commodity Futures
                           Corporate             Trading Commission (1999 - 2001).
                           Governance
                           Committee
            ------------------------------------------------------------------------------------------------------------------------
            *     Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate
                  Governance Committee.
            **    Each Director will serve for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund's Bylaws, charter or by statute.


        S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006      21

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Mitchell    P.O. Box 9011  President    2004 to  IQ Investment Advisors LLC, President since April 2004; MLPF&S, Managing Director,
M. Cox      Princeton, NJ               present  Head of Global Private Client Market Investments & Origination since 2003; MLPF&S,
            08543-9011                           Managing Director, Head of Structured Products Origination and Sales (2001 - 2003);
            Age: 41                              MLPF&S, Director, Head of Structured Products Origination (1997 - 2001).
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2004 to  IQ Investment Advisors LLC, Treasurer and Secretary since December 2004; Managing
Burke       Princeton, NJ  President,   present  Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
            08543-9011     Treasurer             Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") (2006);
            Age: 46        and                   First Vice President of MLIM and FAM (1997 - 2005) and Treasurer thereof (1999 -
                           Secretary             2006); Vice President of MLIM and FAM (1990 - 1997).
------------------------------------------------------------------------------------------------------------------------------------
Martin G.   P.O. Box 9011  Chief        2006 to  IQ Investment Advisors LLC, Chief Legal Officer since June 2006; Merrill Lynch &
Byrne       Princeton, NJ  Legal        present  Co., Inc., Office of General Counsel, Managing Director since 2006, First Vice
            08543-9011     Officer               President (2002 - 2006), Director (2000 - 2002).
            Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  IQ Investment Advisors LLC, Fund Chief Compliance Officer since 2004; Managing
Hiller      Princeton, NJ  Compliance   present  Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006; Chief
            08543-9011     Officer               Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
            Age: 55                              Compliance Officer of MLIM (Americas Region) (2004 - 2006); Global Director of
                                                 Compliance at Morgan Stanley Investment Management (2000 - 2004); Managing Director
                                                 and Global Director of Compliance at Citigroup Asset Management (2000 - 2002);
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial (1995 - 2000); Senior Counsel in the Securities and
                                                 Exchange Commission's Division of Enforcement in Washington, D.C. (1990 - 1995).
------------------------------------------------------------------------------------------------------------------------------------
Justin C.   P.O. Box 9011  Vice         2005 to  IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Director, Global
Ferri       Princeton, NJ  President    present  Private Client Market Investments & Origination since 2006; MLPF&S, Vice President,
            08543-9011                           Global Private Client Market Investments & Origination in 2005; MLPF&S, Vice
            Age: 31                              President, Head of Global Private Client Rampart Equity Derivatives (2004 - 2005);
                                                 MLPF&S, Vice President, Co-Head Global Private Client Domestic Analytic Development
                                                 (2002 - 2004); mPower Advisors LLC, Vice President, Quantitative Development (1999
                                                 - 2002).
------------------------------------------------------------------------------------------------------------------------------------
Jay M.      P.O. Box 9011  Vice         2005 to  IQ Investment Advisors LLC, Vice President since 2005; BlackRock, Inc., Director
Fife        Princeton, NJ  President    present  since 2006; MLIM, Director (2000 - 2006); MLPF&S, Director (2000) and Vice
            08543-9011                           President (1997 - 2000).
            Age: 36
------------------------------------------------------------------------------------------------------------------------------------
Colleen R.  P.O. Box 9011  Vice         2005 to  IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Director, Global
Rusch       Princeton, NJ  President    present  Private Client Market Investments & Origination since July 2005; MLIM, Director
            08543-9011                           from January 2005 to July 2005; Vice President of MLIM (1998 - 2004).
            Age: 39
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

GRE


22      S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006

Fundamental Periodic Repurchase Policy

The Board of Directors approved a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940 (the "1940 Act"), as amended. As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund's then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a) The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals pursuant to Rule 23c-3 under the 1940 Act ("Offers"). The Board of Directors may place such conditions and limitations on an Offer, as may be permitted under Rule 23c-3.

b) The repurchase request deadline for each Offer, by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent Offer, will be determined by reference to the exercise date of the call spreads and written call options that comprise the Fund's transactions (as described in the Fund's prospectus) for an annual period; and will be the fourteenth day prior to such exercise date; provided that, in the event that such day is not a business day, the repurchase request deadline will be the business day subsequent to the fourteenth day prior to the exercise date of the call spreads and written call options (the "Repurchase Request Deadline").

c) The maximum number of days between a Repurchase Request Deadline and the next repurchase pricing date will be fourteen days; provided that if the fourteenth day after a Repurchase Request Deadline is not a business day, the repurchase pricing date shall be the next business day (the "Repurchase Pricing Date").

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3. (For further details, see Note 4 to the Financial Statements.)

Under the terms of the Offer for the most recent annual period, the Fund offered to purchase up to 1,311,606 shares from shareholders at an amount per share equal to the Fund's net asset value per share calculated as of the close of business of the New York Stock Exchange on November 3, 2006, nine business days after Monday, October 23, 2006, the Repurchase Request Deadline. As of November 3, 2006, 1,311,606 shares, or 25% of the Fund's outstanding shares, were purchased by the Fund at $21.74 per share (subject to a repurchase fee of 0.09% of the net asset value per share), the Fund's net asset value per share was determined as of 4:00 p.m. EST, Friday, November 3, 2006.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.


        S&P 500(R) GEARED(SM) FUND INC.                DECEMBER 31, 2006      23

[LOGO] IQ
       INVESTMENT
       ADVISORS                                                www.IQIAFunds.com

S&P 500(R) GEARED(SM) Fund Inc. seeks to provide total returns, exclusive of fees and expenses of the Fund, linked to the annual performance of the S&P 500(R) Composite Stock Price Index.

This report, including the financial information herein, is transmitted to shareholders of S&P 500(R) GEARED(SM) Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

S&P 500(R) GEARED(SM) Fund Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                 #IQGRE -- 12/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Alan R. Batkin and (2) Steven W. Kohlhagen.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending December 31, 2006 - $29,100
                                  Fiscal Year Ending December 31, 2005 - $19,000

         The nature of the services relate to a change in the Fund's fiscal year-end.

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2006 - $0
                                  Fiscal Year Ending December 31, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending December 31, 2006 - $6,500
                                  Fiscal Year Ending December 31, 2005 - $6,500

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2006 - $0
                                  Fiscal Year Ending December 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2006 - $1,961,000
             Fiscal Year Ending December 31, 2005 - $5,034,771

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,110,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Alan R. Batkin
         Steven W. Kohlhagen
         Paul Glasserman
         William J. Rainer

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors has delegated to IQ Investment
Advisors LLC, and/or any sub-investment adviser approved by the Board of Directors (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis -- such as approval of mergers and other significant corporate transactions -- akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

         From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

            o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

            o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

            o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

            o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

            o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

            o Routine proposals related to requests regarding the formalities of corporate meetings.

            o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective that the Investment Company Act envisions will be approved directly by shareholders.

            o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of December 31, 2006.

      (a)(1) Mr. Jonathan Clark and Ms. Debra L. Jelilian are primarily responsible for the day-to-day management of the registrant's portfolio.

            Mr. Clark has been a Director of BlackRock since 2006. Prior to joining BlackRock, he became a Director with MLIM in 2006 and was a Vice President of MLIM from 1999 to 2006. Mr. Clark has more than 14 years' experience as a portfolio manager and trader. He has been a portfolio manager of the Fund since 2004. Ms. Jelilian has been a Director of BlackRock since 2006. Prior to joining BlackRock, she was a Director of MLIM from 1999 to 2006. Ms. Jelilian has more than 13 years' experience in investing and managing index investments. She has been a portfolio manager of the Fund since 2004.

      (a)(2) As of December 31, 2006, in Thousands:

                                                                                      (iii) Number of Other Accounts and
                            (ii) Number of Other Accounts Managed                      Assets for Which Advisory Fee is
                                 and Assets by Account Type                                    Performance-Based
                       Other                                                    Other
(i) Name of          Registered        Other Pooled                           Registered       Other Pooled
Portfolio            Investment         Investment           Other            Investment        Investment             Other
Manager              Companies           Vehicles          Accounts            Companies         Vehicles            Accounts
                     ---------                                                 ---------
Jonathan Clark                  7                  2                  0                  0                  0                  0
                  $ 1,760,817,915    $   544,312,247    $             0    $             0    $             0    $             0
Debra L
Jelilian                       15                 16                 26                  0                  0                  0
                  $ 8,396,699,764    $12,241,383,765    $41,270,850,975    $             0    $             0    $             0

      (iv) Potential Material Conflicts of Interest

      BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

      As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

      (a)(3) As of December 31, 2006:

            Portfolio Manager Compensation

            Compensation Program

            The elements of total compensation for portfolio managers on BlackRock's quantitative investments team include a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide these portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, compensation levels for these portfolio managers fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

            Base compensation

            Like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

            Performance-Based Compensation

            BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

            Long-Term Retention and Incentive Plan (LTIP)

            The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

            Cash Bonus

            Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

            Stock Bonus

            A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

            Other Compensation Programs

            Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

            Other Benefits

            Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

      (a)(4) Beneficial Ownership of Securities. As of December 31, 2006, Mr. Clark does not beneficially own any stock issued by the Fund and Ms. Jelilian does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers -


------------------------------ ----------------- ------------------ ------------------------------ ---------------------------------
Period                         (a) Total         (b) Average        (c) Total Number of            (d) Maximum Number (or
                               Number of         Price Paid per     Shares Purchased as Part       Approx. Dollar Value) of
                               Shares            Share              of Publicly Announced          Shares that May Yet Be
                               Purchased                            Plans or Programs              Purchased Under the Plans
                                                                                                   or Programs
------------------------------ ----------------- ------------------ ------------------------------ ---------------------------------
June 1-30, 2006
------------------------------ ----------------- ------------------ ------------------------------ ---------------------------------
July 1-31, 2006
------------------------------ ----------------- ------------------ ------------------------------ ---------------------------------
August 1-31, 2006
------------------------------ ----------------- ------------------ ------------------------------ ---------------------------------
September 1-30, 2006
------------------------------ ----------------- ------------------ ------------------------------ ---------------------------------
October 1-31, 2006                 1,311,606            21.74                 1,311,606                           0
------------------------------ ----------------- ------------------ ------------------------------ ---------------------------------
November 1-30, 2006
------------------------------ ----------------- ------------------ ------------------------------ ---------------------------------
December 1-31, 2006
------------------------------ ----------------- ------------------ ------------------------------ ---------------------------------
Total:
------------------------------ ----------------- ------------------ ------------------------------ ---------------------------------

On September 12, 2006, the repurchase offer was announced to repurchase up to 25% of outstanding shares. The expiration date of the offer was October 23, 2006. The registrant may conduct annual repurchases for between 5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

S&P 500(R) GEARED(SM) Fund Inc.


By: /s/ Mitchell M. Cox
    ---------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    S&P 500(R) GEARED(SM) Fund Inc.

Date: February 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mitchell M. Cox
    ---------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    S&P 500(R) GEARED(SM) Fund Inc.

Date: February 20, 2007


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    S&P 500(R) GEARED(SM) Fund Inc.

Date: February 20, 2007